Exhibit 10.8

EXECUTION VERSION

VIKING CRUISES LTD

AND EACH OF THE GUARANTORS PARTY HERETO

6.250% SENIOR NOTES DUE 2025

FIFTH SUPPLEMENTAL INDENTURE

Dated as of January 31, 2018

to

INDENTURE

Dated as of May 8, 2015

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

FIFTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of January 31, 2018, among Viking Cruises Ltd, an exempted company incorporated with limited liability organized under the laws of Bermuda (the “Company”), the Guarantors party hereto and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee under the Indenture hereinafter referred to (in such capacity, the “Trustee”).

RECITALS

WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an Indenture dated as of May 8, 2015 (as amended and supplemented, the “Indenture”), pursuant to which the Company has issued $250,000,000 aggregate principal amount of its 8.50% Senior Notes due 2025 (the “Notes”), which are guaranteed by the Guarantors;

WHEREAS, Section 9.02 of the Indenture provides, among other things, that the Company, the Guarantors and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Notes;

WHEREAS, the Company and the Guarantors distributed a Consent Solicitation Statement, dated as of January 24, 2018 (the “Consent Solicitation Statement”), in order to solicit consents (the “Consent Solicitation”) from the Holders to certain amendments to the Indenture (the “Amendments”);

WHEREAS, Holders of at least a majority in aggregate principal amount of the Notes outstanding have given and, as of the date hereof, have not withdrawn their consent to the Amendments;

WHEREAS, the Company has filed with the Trustee evidence satisfactory to the Trustee of such consents;

WHEREAS, the Company and the Guarantors have requested and hereby direct that the Trustee join with the Company and the Guarantors in the execution of this Supplemental Indenture, in order to memorialize the Amendments;

WHEREAS, the Company has duly adopted, and delivered to the Trustee, resolutions of its Board of Directors authorizing the execution and approving this Supplemental Indenture; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture by the Company and the Guarantors and to make this Supplemental Indenture valid and binding on the Company and the Guarantors have been complied with or have been done or performed.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

ARTICLE II

AMENDMENTS

Section 2.01 Amendments to Section 1.01.

(a) Clause (1) of the second paragraph of the definition of “Asset Sale” in Section 1.01 of the Indenture is hereby amended in its entirety to read as follows:

(1) any single transaction or series of related transactions that involves assets having a Fair Market Value of less than the greater of (i) $20.0 million and (ii) 5.0% of Consolidated EBITDA of the Company for the most recent Calculation Period, determined at the time of the making of such disposition;

(b) Clause (13) of the second paragraph of the definition of “Asset Sale” in Section 1.01 of the Indenture is hereby amended in its entirety to read as follows:

(13) the sale of any property in a sale and leaseback transaction that does not violate Section 4.16 hereof that is entered into within six months of the acquisition of such property;

(c) The following definitions are hereby inserted alphabetically in Section 1.01 of the Indenture:

“Calculation Period” means, as of any date of determination, the most recently ended four full fiscal quarters of the Company for which internal financial statements are available.

“Credit Facilities” means one or more debt facilities or commercial paper facilities or debt securities or other forms of debt financing, in each case, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), bankers acceptances, letters of credit, or debt securities, including any related notes, guarantees, collateral documents, indentures, agreements relating to Hedging Obligations, and other instruments, agreements and documents executed in connection therewith, in each case as amended and restated, modified, renewed, extended, supplemented, refunded, replaced, restructured in any manner (whether upon or after termination or otherwise) or in part from time to time, in one or more instances and including any amendment increasing the amount of Indebtedness incurred or available to be borrowed thereunder, extending the maturity of any Indebtedness incurred thereunder or contemplated thereby or deleting, adding or substituting one or more parties thereto (whether or not such added or substituted parties are banks or other institutional lenders), including one or more agreements, facilities

(whether or not in the form of a debt facility or commercial paper facility), securities or instruments, in each case, whether any such amendment, restatement, modification, renewal, extension, supplement, restructuring, refunding, replacement or refinancing occurs simultaneously or not with the termination or repayment of a prior Credit Facility.

(d) Clause (1) of the definition of “Consolidated Net Income” in Section 1.01 of the Indenture is hereby amended in its entirety to read as follows:

(1) [Intentionally Omitted]

(e) Clause (13) of the definition of “Consolidated Net Income” in Section 1.01 of the Indenture is hereby amended in its entirety to read as follows:

(13) the cumulative effect of a change in accounting principles will be excluded; except that with respect to a change in accounting principle (x) to comply with the treatment of direct marketing and advertising costs under IAS 38, Intangible Assets or (y) with respect to Vessels from the fair value method to the cost method, the cumulative effect of such change will be included from October 1, 2012 for the purpose of determining the amount available for Restricted Payments under Section 4.07(a)(4)(c) hereof.

(f) The definition of “New Vessel Financing” in Section 1.01 of the Indenture is hereby amended in its entirety to read as follows:

“New Vessel Financing” means any financing arrangement (including any sale and leaseback transaction) entered into by the Company, any Guarantor or any Jones Act Compliant Entity for the purpose of financing or refinancing all or any part of the purchase price, cost of design or construction of a Vessel or Vessels or the acquisition of Capital Stock of Persons owning or to own a Vessel or Vessels.

(g) The definition of “New Vessel Secured Debt Cap” in Section 1.01 of the Indenture is hereby amended in its entirety to read as follows:

“New Vessel Secured Debt Cap” means, in respect of a New Vessel Financing, no more than 80% of the contract price or prices, as applicable, or, in the case of a refinancing, 80% of the Fair Market Value, in respect of the Vessel or Vessels and any other Ready for Sea Cost of the related Vessel or Vessels (and 100% of any related export credit insurance premium), expressed in euros or U.S. dollars, as the case may be, being financed or refinanced by such New Vessel Financing.

(h) Clause (2) of the definition of “Permitted Investments” in Section 1.01 of the Indenture is hereby amended in its entirety to read as follows:

(2) any Investment in (x) cash in U.S. dollars, euros, Swiss francs, U.K. pounds sterling or Australian dollars, (y) Cash Equivalents or (z) Investment Grade Securities;

(i) Clause (17) of the definition of “Permitted Investments” in Section 1.01 of the Indenture is hereby amended in its entirety to read as follows:

(17) other Investments in any Person having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (17) that are at the time outstanding not to exceed the greater of (i) $20.0 million and (ii) 5.0% of Consolidated EBITDA of the Company for the most recently ended Calculation Period at the time of such Investment, provided that if an Investment is made pursuant to this clause in a Person that is not a Restricted Subsidiary and such Person subsequently becomes a Restricted Subsidiary or is subsequently designated a Restricted Subsidiary pursuant to Section 4.07 hereof, such Investment, if applicable, shall thereafter be deemed to have been made pursuant to clause (1) or (3) of the definition of “Permitted Investments” and not this clause.

(j) Clause (24) of the definition of “Permitted Liens” in Section 1.01 of the Indenture is hereby amended in its entirety to read as follows:

(24) Liens securing an aggregate principal amount of Indebtedness not to exceed the aggregate amount of Indebtedness permitted to be incurred pursuant to Section 4.09(b)(5) provided that such Lien extends only to Vessels, Related Vessel Property and related purchase price, lease expense, rental payments or cost of design, construction, installation or improvement and any proceeds or products thereof;

(k) Clause (26) of the definition of “Permitted Liens” in Section 1.01 of the Indenture is hereby amended in its entirety to read as follows:

(26) Liens incurred by the Company or any Restricted Subsidiary with respect to obligations that do not exceed the greater of (i) $50.0 million and (ii) 1.0% of Total Tangible Assets at any one time outstanding;

(l) The definition of “Permitted Liens” in Section 1.01 of the Indenture is hereby amended to add the following new clauses (29) and (30), with the existing clause (29) becoming clause (31):

(29) Liens securing Indebtedness permitted to be incurred pursuant to Section 4.09(b)(19);

(30) Liens securing an aggregate principal amount of Indebtedness not to exceed the maximum principal amount of Indebtedness that, as of the date such Indebtedness was incurred, and after giving effect to the Incurrence of such Indebtedness and the application of proceeds therefrom on such date, would not cause the Secured Indebtedness Leverage Ratio of the Company to be greater than 3.50 to 1.00;

(m) Clause (29) of the definition of “Permitted Liens” in Section 1.01 of the Indenture, which is now clause (31) following the amendment in paragraph (l) above, is hereby amended in its entirety to read as follows:

(31) any extension, renewal, refinancing or replacement, in whole or in part, of any Lien described in the foregoing clauses (1) through (30) (but excluding clauses (4), (16) and (26)); provided that (x) any such Lien (i) is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the Indebtedness being refinanced or (ii) in the case of

Liens securing Indebtedness incurred pursuant to Section 4.09(b)(5), is limited to Vessels, Related Vessel Property and related purchase price, lease expense, rental payments or cost of design, construction, installation or improvement and any proceeds or products thereof and (y) the Indebtedness secured by such Lien at such time (i) is not increased to any amount greater than the sum of the outstanding principal amount or, if greater, committed amount of such Indebtedness at the time the original Lien became a Permitted Lien under this Indenture and an amount necessary to pay any fees and expenses, including premiums, related to such extension, renewal, refinancing or replacement or (ii) would otherwise be permitted to be incurred under Section 4.09(b)(5) and secured by a Lien pursuant to clause (24); provided, further, however, that in the case of any Liens to secure any extension, renewal, refinancing or replacement of Indebtedness secured by a Lien referred to in clause (24), the principal amount of any Indebtedness incurred for such extension, renewal, refinancing or replacement shall be deemed secured by a Lien under clause (24) and not this clause (31) for purposes of determining the principal amount of Indebtedness permitted to be secured by Liens pursuant to clause (24).

(n) The following paragraph is hereby added at the end of the definition of “Permitted Liens” in Section 1.01 of the Indenture:

For purposes of determining compliance with this definition, (u) a Lien need not be incurred solely by reference to one category of Permitted Liens described in this definition but may be incurred under any combination of such categories (including in part under one such category and in part under any other such category), (v) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Permitted Liens, the Company may classify or reclassify such Lien (or any portion thereof) in any manner that complies with this definition, (w) the principal amount of Indebtedness secured by a Lien outstanding under any category of Permitted Liens shall be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness, (x) any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the incurrence of such Indebtedness shall also be permitted to secure any increase in the amount of such Indebtedness in connection with the accrual of interest and the accretion of accreted value, (y) if any Indebtedness or other obligation is secured by any Lien outstanding under any category of Permitted Liens measured by reference to a percentage of Total Tangible Assets at the time of incurrence of such Indebtedness or other obligations, and is refinanced by any Indebtedness or other obligation secured by any Lien incurred by reference to such category of Permitted Liens, and such refinancing would cause the percentage of Total Tangible Assets to be exceeded if calculated based on the Total Tangible Assets on the date of such refinancing, such percentage of Total Tangible Assets shall not be deemed to be exceeded (and such refinancing Lien shall be deemed permitted) so long as the principal amount of such refinancing Indebtedness or other obligation does not exceed an amount equal to the principal amount of such Indebtedness or other obligation being refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing and (z) if any Indebtedness or other obligation is secured by any Lien outstanding under any category of Permitted Liens measured by reference to a dollar amount, and is refinanced by any Indebtedness or other obligation secured by any Lien incurred by reference to such category of Permitted Liens, and such refinancing would cause such dollar amount to be exceeded, such dollar amount shall not be deemed to be exceeded (and such refinancing Lien shall be deemed permitted) so long as the principal amount of such refinancing Indebtedness or other obligation does not exceed an amount equal to the principal amount of such Indebtedness being refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing.

Section 2.02 Amendments to Section 4.07.

(a) Clause (ii) of Section 4.07(a)(4)(c) of the Indenture is hereby amended in its entirety to read as follows:

(ii) 100% of the aggregate net cash proceeds and the Fair Market Value of marketable securities received by the Company since October 1, 2012 as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock of the Company or convertible or exchangeable debt securities of the Company, in each case that have been converted into or exchanged for Equity Interests of the Company (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company); plus

(b) Clause (iii) of Section 4.07(a)(4)(c) of the Indenture is hereby amended in its entirety to read as follows:

(iii) to the extent that any Restricted Investment that was made after October 1, 2012 is (a) sold, disposed of or otherwise cancelled, liquidated or repaid, 100% of the aggregate amount received in cash and the Fair Market Value of marketable securities received; or (b) made in an entity that subsequently becomes a Restricted Subsidiary, 100% of the Fair Market Value of the Company’s Restricted Investment as of the date such entity becomes a Restricted Subsidiary; plus

(c) Clause (iv) of Section 4.07(a)(4)(c) of the Indenture is hereby amended in its entirety to read as follows:

(iv) to the extent that any Unrestricted Subsidiary of the Company designated as such after October 1, 2012 is redesignated as a Restricted Subsidiary, or is merged or consolidated into the Company or a Restricted Subsidiary, or all of the assets of such Unrestricted Subsidiary are transferred to the Company or a Restricted Subsidiary, in each case, after October 1, 2012, the Fair Market Value of the Company’s Restricted Investment in such Subsidiary as of the date of such redesignation, merger, consolidation or transfer of assets to the extent such investments reduced the restricted payments capacity under this clause (c) and were not previously repaid or otherwise reduced; plus

(d) Clause (v) of Section 4.07(a)(4)(c) of the Indenture is hereby amended in its entirety to read as follows:

(v) 100% of any dividends or distributions received by the Company or a Restricted Subsidiary after October 1, 2012 from an Unrestricted Subsidiary to the extent that such dividends or distributions were not otherwise included in the Consolidated Net Income of the Company for such period (excluding, for the avoidance of doubt, repayments of, or interest payments in respect of, any Designated Proceeds Restricted Payment, any Ocean Subsidiaries Permitted Investment or the Permitted Investments pursuant to clause (16) or (17) of the definition thereof).

(e) Clause (4) of Section 4.07(b) of the Indenture is hereby amended in its entirety to read as follows:

(4) so long as no Default or Event of Default has occurred and is continuing, the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Restricted Subsidiary or any direct or indirect parent entity of the Company held by any current or former officer, director, employee or consultant of the Company or any of its Restricted Subsidiaries or any direct or indirect parent entity of the Company pursuant to any equity subscription agreement, stock option agreement, restricted stock grant, shareholders’ agreement or similar agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed $15.0 million in the aggregate in any twelve-month period (increasing to $30.0 million following an underwritten public Equity Offering) with unused amounts being carried over to succeeding twelve-month periods subject to a maximum of $30.0 million (increasing to $60.0 million following an underwritten public Equity Offering); and provided, further, that such amount in any twelve-month period may be increased by an amount not to exceed the cash proceeds from the sale of Equity Interests of the Company or a Restricted Subsidiary received by the Company or a Restricted Subsidiary during such twelve month period, in each case to members of management, directors or consultants of the Company, any of its Restricted Subsidiaries or any of its direct or indirect parent entities to the extent the cash proceeds from the sale of Equity Interests have not otherwise been applied to the making of Restricted Payments pursuant to Section 4.07(a)(4)(c) or Section 4.07(b)(2) of this paragraph or to an optional redemption of the Notes pursuant to Section 3.07 hereof;

(f) Clause (11) of Section 4.07(b) of the Indenture is hereby amended in its entirety to read as follows:

(11) so long as no Default or Event of Default has occurred and is continuing, other Restricted Payments in an aggregate amount taken together with all other Restricted Payments made pursuant to this clause (11) not to exceed (as of the date any such Restricted Payment is made) the greater of (i) $50.0 million and (ii) 1.0% of Total Tangible Assets of the Company for the most recently ended Calculation Period;

(g) Section 4.07(b) of the Indenture is hereby amended to add the following new clause (13):

(13) the declaration and payment of dividends on the Company’s common Equity Interests (or the payment of dividends to any parent entity to fund a payment of dividends on such parent entity’s common Equity Interests), following the first public offering of the Company’s common Equity Interests or the common Equity Interests of any parent entity after the Issue Date, in an amount not to exceed 6.00% per annum of the net cash proceeds received by or contributed to the Company in or from any such public offering, other than public offerings with respect to the Company’s or such parent entity’s common Equity Interests registered on Form S-4 or Form S-8.

(h) Section 4.07(c) of the Indenture is hereby amended in its entirety to read as follows:

(c) The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment or, at the Company’s election, the date a commitment is made to make such Restricted Payment, of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment.

(i) Section 4.07 of the Indenture is hereby amended to add the following new subparagraph (d):

(d) For purposes of determining compliance with this covenant, in the event that a proposed Restricted Payment (or a portion thereof) meets the criteria of clauses (1) through (13) of Section 4.07(b) or is entitled to be made pursuant to the first paragraph of this covenant or one or more clauses in the definition of “Permitted Investments,” the Company will be entitled to divide or classify or later divide or reclassify (based on circumstances existing on the date of such reclassification) such Restricted Payment (or portion thereof) among such clauses (1) through (13), the definition of “Permitted Investments” and such first paragraph in a manner that complies with this covenant; provided that if any Investment pursuant to clause (11) above or clause (17) of the definition of “Permitted Investments” is made in any Person that is not a Restricted Subsidiary and such Person subsequently becomes a Restricted Subsidiary or is subsequently designated a Restricted Subsidiary pursuant to Section 4.20 hereof, such Investment, if applicable, shall thereafter be deemed to have been made pursuant to clause (1) or (3) of the definition of “Permitted Investments” and not such clause.

Section 2.03 Amendments to Section 4.09.

(a) Clause (4) of Section 4.09(b) of the Indenture is hereby amended in its entirety to read as follows:

(4) the incurrence by the Company or any Restricted Subsidiary of Indebtedness represented by Attributable Debt, Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price, lease expense, rental payments or cost of design, construction, installation or improvement of property (including Vessels), plant or equipment or other assets (including Capital Stock) used in the business of the Company or any of its Restricted Subsidiaries, in an aggregate principal amount, including all Permitted Refinancing Indebtedness, incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this Section 4.09(b)(4), not to exceed the greater of (i) $100.0 million and (ii) 2.5% of Total Tangible Assets at any time outstanding (it being understood that any such Indebtedness may be incurred after the acquisition, purchase, charter or leasing or the construction, installation or the making of any improvement with respect to any asset (including Vessels)); provided that the principal amount of any Indebtedness permitted under this Section 4.09(b)(4) did not in each case at the time of incurrence exceed (i) in the case of a completed Vessel, the Fair Market Value and (ii) in the case of an uncompleted Vessel, 80% of the contract price for the acquisition of such Vessel, as determined on the date on which the agreement for construction of such Vessel was entered into by the Company or its Restricted Subsidiary, plus any other Ready for Sea Cost of such Vessel;

(b) Clause (5) of Section 4.09(b) of the Indenture is hereby amended in its entirety to read as follows:

(5) the incurrence by the Company, any Guarantor or any Jones Act Compliant Entity of Indebtedness in connection with New Vessel Financings in an aggregate principal amount at any one time outstanding not exceeding the New Vessel Aggregate Secured Debt Cap as calculated on the date of the relevant incurrence under this Section 4.09(b)(5);

(c) Clause (18) of Section 4.09(b) of the Indenture is hereby amended in its entirety to read as follows:

(18) the incurrence of Indebtedness or the issuance of Disqualified Stock by the Company or any Restricted Subsidiary in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (18), not to exceed the greater of (i) $100.0 million and (ii) 2.5% of Total Tangible Assets (it being understood that Indebtedness incurred pursuant to this clause (18) shall cease to be deemed incurred or outstanding for purposes of this clause (20) but shall be deemed to be incurred or issued for purposes of the first paragraph of this covenant from and after the first date on which the Company or the Restricted Subsidiary, as the case may be, could have incurred such Indebtedness under Section 4.09(a) hereof without reliance on this clause (18));

(d) Section 4.09(b) of the Indenture is hereby amended to add the following new clauses (19) and (20):

(19) the incurrence of Indebtedness under Credit Facilities by the Company or any Restricted Subsidiary up to an aggregate principal amount equal to the greater of (i) of $275.0 million and (ii) 7.0% of Total Tangible Assets at any time outstanding; provided, however, that the maximum amount permitted to be outstanding under this clause (1) shall not be deemed to limit additional Indebtedness under the Credit Facilities to the extent the incurrence of such additional Indebtedness is permitted pursuant to any of the other provisions under this Section 4.09; and

(20) Indebtedness or Disqualified Stock of the Company and Indebtedness or Disqualified Stock or preferred stock of any Restricted Subsidiary in an aggregate principal amount or liquidation preference up to 100% of the net cash proceeds received by the Company since the Issue Date from the issue or sale of Equity Interests of the Company or cash contributed to the capital of the Company (in each case, other than proceeds of Disqualified Stock or preferred stock or sales of Equity Interests to the Company or any of its Subsidiaries) as determined in accordance with Section 4.07(a)(4)(c)(ii) to the extent such net cash proceeds or cash have not been applied pursuant to such clauses to make Restricted Payments pursuant to Section 4.07(b) or to make Permitted Investments (other than Permitted Investments specified in clause (3) of the definition thereof).

(e) Subparagraph (d) of Section 4.09 of the Indenture is hereby amended in its entirety to read as follows:

(d) For purposes of determining compliance with this Section 4.09, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in Section 4.09(b)(1) through Section 4.09(b)(20) above, or is entitled to be incurred pursuant to Section 4.09(a) hereof, the Company, in its sole discretion, will be permitted to classify such item of Indebtedness on the date of its incurrence and only be required to include the amount and type of such Indebtedness in one of such clauses and will be permitted on the date of such incurrence to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described in Section 4.09(a) and Section 4.09(b) hereof and from time to time to reclassify all or a portion of such item of Indebtedness, in any manner that complies with this Section 4.09.

Section 2.04 Amendments to Section 4.10.

(a) Clause (f) of Section 4.10(a)(2) of the Indenture is hereby amended in its entirety to read as follows:

(f) consideration other than cash, Cash Equivalents or Replacement Assets received by the Company or any Restricted Subsidiary in such Asset Sale with a Fair Market Value, taken together with all other consideration received pursuant to this clause (f) that is at the time outstanding, not to exceed the greater of (i) $50.0 million and (ii) 1.0% of Total Tangible Assets at the time of the receipt of such consideration, with the Fair Market Value of each item of such consideration being measured at the time received and without giving effect to subsequent changes in value.

(b) Section 4.10(b) of the Indenture is hereby amended to add the following new clause (7):

(7) to permanently reduce or repay Obligations under a Credit Facility to the extent such Obligations were incurred under Section 4.09(b)(19) and to correspondingly reduce any outstanding commitments with respect thereto.

(c) Subparagraph (d) of Section 4.10 of the Indenture is hereby amended in its entirety to read as follows:

(d) Any Net Proceeds from Asset Sales that are not applied or invested as provided in Section 4.10(b) hereof (it being understood that any portion of such Net Proceeds used to make an offer to purchase Notes as described in Section 4.10(b)(1) or Section 4.10(b)(5) hereof shall be deemed to have been invested whether or not such Notes Offer is accepted) will constitute “Excess Proceeds”. When the aggregate amount of Excess Proceeds exceeds $40.0 million, within ten Business Days thereof, the Company will make an offer (an “Asset Sale Offer”) to all Holders of Notes and may make an offer to all holders of other Indebtedness that is pari passu with the Notes or any Note Guarantees with respect to offers to purchase, prepay or redeem with the proceeds of sales of assets in accordance with Section 3.09 hereof to purchase, prepay or redeem the maximum principal amount of Notes and such other pari passu Indebtedness (plus all accrued interest on the Indebtedness and the amount of all fees and expenses, including premiums, incurred in connection therewith) that may be purchased, prepaid or redeemed out of the Excess Proceeds. The offer price for the Notes in any Asset Sale Offer will be equal to 100% of the principal amount, plus accrued and unpaid interest and Additional Amounts, if any, to but not including the date of purchase, prepayment or redemption, subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date, and will be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use those Excess Proceeds for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes and other pari passu Indebtedness tendered into (or to be prepaid or redeemed in connection with) such Asset Sale Offer exceeds the amount of Excess Proceeds, or if the aggregate amount of Notes tendered pursuant to a Notes Offer exceeds the amount of the Net Proceeds so applied, the Trustee will select the Notes and such other pari passu Indebtedness, if applicable, to be purchased on a pro rata basis (or in the manner described in Section 3.02 hereof), based on the amounts tendered or required to be prepaid or redeemed. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero. The Company may satisfy the foregoing obligations with respect to any Net Proceeds from an Asset Sale by making an Asset Sale Offer with respect to such Net Proceeds prior to the expiration of the relevant 360 days (or such longer period provided above) or with respect to Excess Proceeds of $40.0 million or less.

Section 2.05 Amendments to Section 4.11.

(a) Subparagraph (a) of Section 4.11 of the Indenture is hereby amended in its entirety to read as follows:

(a) The Company will not, and will not cause or permit any of its Restricted Subsidiaries or Ocean Subsidiaries to, make any payment to or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Company (each, an “Affiliate Transaction”) involving aggregate payments or consideration in excess of $10.0 million, unless:

(1) the Affiliate Transaction is on terms that are, taken as a whole, no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary or Ocean Subsidiary, as applicable, with an unrelated Person; and

(2) the Company delivers to the Trustee, with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $20.0 million, a resolution of the Board of Directors of the Company set forth in an Officer’s Certificate certifying that such Affiliate Transaction complies with this Section 4.11 and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors of the Company (or in the event there is only one disinterested director, by such disinterested director, or, in the event there are no disinterested directors, by unanimous approval of the members of the Board of Directors of the Company).

ARTICLE III

EFFECT

Section 3.01 Effectiveness.

Holders of at least a majority in aggregate principal amount of the Notes outstanding have given and, as of the date hereof, have not withdrawn their consent to the Amendments. This Supplemental Indenture shall become effective upon its execution and delivery by the parties hereto. Notwithstanding the foregoing, the amendments set forth in Article II above shall become operative only when consents representing at least a majority of the then aggregate outstanding principal amount of the Notes are accepted pursuant to the Consent Solicitation and the Company pays the consent fee payable pursuant to the Consent Solicitation. If, after the date hereof, the Consent Solicitation is terminated or withdrawn or the other conditions set forth in this Section 3.01 are not satisfied, the amendments set forth in Article II hereof shall have no effect and the Indenture shall be deemed to be amended so that it reads the same as it did immediately prior to the date hereof and this Supplemental Indenture shall be deemed null and void.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Governing Law.

THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

Section 4.02 Counterpart Originals.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf”) transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf”) shall be deemed to be their original signatures for all purposes.

Section 4.03 Table of Contents; Headings.

The headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

Section 4.04 Trustee Not Responsible for Recitals.

The statements and recitals contained herein shall be taken as statements of the Company and the Guarantors, and the Trustee does not assume any responsibility for their correctness. The Trustee makes no representations as to (i) the validity, sufficiency or adequacy of this Supplemental Indenture, (ii) the proper authorization hereby by the Company or the Guarantors by action or otherwise, (iii) the due execution hereof by the Company or the Guarantors or (iv) the consequences of any amendment herein provided for.

Section 4.05 Adoption, Ratification and Confirmation.

The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 4.06 Enforceability.

The Company and the Guarantors hereby represent and warrant that this Supplemental Indenture is their legal, valid and binding obligation, enforceable against each of them in accordance with its terms.

Section 4.07 Severability.

In case any provision in this Supplemental Indenture is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

VIKING CRUISES LTD

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CRUISES PORTUGAL, S.A., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CRUISES CHINA LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES II LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING SUN LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fifth Supplemental Indenture]

VIKING SEA LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP V LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VI LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VII LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fifth Supplemental Indenture]

VIKING OCEAN CRUISES SHIP VIII LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP IX LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP X LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XI LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XII LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fifth Supplemental Indenture]

VIKING USA LLC, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES FINANCE LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP I LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP II LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fifth Supplemental Indenture]

DILO HOLDINGS LIMITED, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

LASPENTA HOLDINGS LIMITED, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CATERING AG, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CROISIERES S.A., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES AG, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fifth Supplemental Indenture]

VIKING RIVER CRUISES (BERMUDA) LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES, INC., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES (INTERNATIONAL) LLC, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES UK LIMITED, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fifth Supplemental Indenture]

VIKING SERVICES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER TOURS LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

PASSENGER FLEET LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Fifth Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[Illegible]
Authorized Signatory

[Signature Page to Fifth Supplemental Indenture]